EXHIBIT 10.5

                                     RELEASE


         This RELEASE (this "Release") is being executed and delivered by the undersigned (the "Releasing Party"), in accordance with that certain Stock Purchase and Settlement Agreement dated August 20, 2002 (the "Agreement").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, in order to induce DynCorp to consummate the transactions contemplated by the Agreement, the Releasing Party hereby agrees as follows:

         1. The Releasing Party acknowledges that execution and delivery of this Release is a condition to DynCorp's obligation to perform its obligations pursuant to the Agreement and that each of DynCorp is relying on this Release in consummating the transactions contemplated by the Agreement.

         2. The Releasing Party hereby releases and forever discharges DynCorp ,each of its affiliates, and each of its and its affiliates' stockholders, partners, controlling persons, successors and assigns (individually, a "Released Party" and collectively, "Released Parties") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, fixed or contingent, both at law and in equity, which the Releasing Party now has, has ever had or may hereafter have against the respective Released Parties arising on account of or arising out of any matter, cause or event occurring prior to date hereof (the "Claims"), except for any Claims arising out of, or in connection with the Agreement and the Exhibits thereto, or the provisions of that certain Agreement and Plan of Reorganization between the undersigned and DynCorp dated April 25, 2001 that are identified in Section 7 of the Agreement (as and to the extent provided for in the Agreement), (after giving effect to such exceptions, the "Released Claims").

         3. The Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Released Claim, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Released Party, based upon any matter purported to be released hereby.

         4. Without in any way limiting any of the rights and remedies otherwise available to any Released Party, the Releasing Party shall indemnify and hold harmless each Released Party from and against all loss, liability, claim, damage or expense (including reasonable costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Released Party of any Released Claim or other matter purported to be released pursuant to this Release, and (ii) the assertion by any third party of any claim or demand against any Released Party which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Releasing Party against such third party of any claims or other matters purported to be released pursuant to this Release.


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         5. This Release shall be governed by and  construed in accordance  with the internal laws of the Commonwealth of Virginia applicable to agreements made and to be performed entirely within the Commonwealth of Virginia without regard to principles of conflicts of law. The Releasing Party irrevocably submits to the exclusive jurisdiction of the state courts of the Commonwealth of Virginia located in Arlington, Virginia or the United States Federal District Court located in the Eastern District of Virginia for the purposes of any suit, action or other proceeding arising out of this Release. The Releasing Party further agrees that service of any process, summons, notice or document by U.S. registered mail to the Releasing Party's address set forth in Section 11.3 of the Agreement shall be effective service of process for any action, suit or proceeding in the Commonwealth of Virginia with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. The Releasing Party irrevocably and unconditionally waives the right to trial by jury and any objection to the laying of venue of any action, suit or proceeding arising out of this Release in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

         6. If any term or provision specified herein is held by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Release.

         7. This Release may not be amended or waived except in a writing signed by the person against whose interest such amendment or waiver shall operate.


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         IN WITNESS WHEREOF, the undersigned has executed and delivered this
Release as of this 20th day of August, 2002.

                                           DYNTEK, INC.

                                           By:  /s/ James Linesch
                                                --------------------------------
                                           Name:   James Linesch
                                           Title:  Chief Financial Officer
























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